UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ceridian HCM Holding Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CERIDIAN HCM HOLDING INC. (“CERIDIAN”) 2023 Annual Meeting Vote by April 27, 2023 10:59 PM CDT. For exchangeable shares held directly, vote by April 25, 2023 5:00 PM CDT. CERIDIAN HCM HOLDING INC. 3311 EAST OLD SHAKOPEE ROAD MINNEAPOLIS, MN 55425-1640 D95987-P82655 You invested in CERIDIAN HCM HOLDING INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 28, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 14, 2023. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting April 28, 2023 9:00 AM CDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CDAY2023 V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect four Class I directors and three Class II directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal Nominees: For 01) Brent B. Bickett 02) Ronald F. Clarke 03) Ganesh B. Rao 04) Leagh E. Turner05) Deborah A. Farrington 06) Thomas M. Hagerty 07) Linda P. Mantia 2. To approve, on a non-binding, advisory basis, the compensation of Ceridian’s named executive officers (commonly known as a “Say on Pay” vote) For 3. To ratify the appointment of KPMG LLP as Ceridian’s independent registered public accounting firm for the fiscal year ending December 31, 2023 For NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D95988-P82655